Exhibit 99.1

JELD-WEN Announces Leadership Changes

Appoints Interim CEO

Elects New Chair; Separates Chair and CEO Roles

FOR IMMEDIATE RELEASE

CHARLOTTE, N.C., August 5, 2022—JELD-WEN Holding, Inc. (NYSE: JELD) today announced that its Board of Directors has accepted the resignation of Gary S. Michel as chair and CEO. Upon his resignation, the Board appointed Kevin C. Lilly, most recently the company’s executive vice president and chief information officer, as interim CEO. In addition, current independent director David G. Nord, former chairman and CEO of Hubbell Incorporated, was elected chair of JELD-WEN’s Board of Directors. The Board has initiated a comprehensive search for a new CEO, including consideration of both internal and external candidates.

“We appreciate Gary’s leadership and contributions to the company during his tenure,” commented Nord. “JELD-WEN remains committed to delivering long-term value to our shareholders. We have confidence in Kevin’s leadership and will work closely with him and the management team to ensure that this change is seamless for our customers, shareholders and associates. The Board is committed to conducting a thorough search to identify the best candidate to lead JELD-WEN’s continued growth and transformation.”

Lilly said, “I am honored to serve in this role at this important time. JELD-WEN is a leading global manufacturer of high-quality building products with talented people and world-class brands. I look forward to working alongside the Board, our leadership team and associates to realize our full potential.”

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About JELD-WEN Holding, Inc.

Headquartered in Charlotte, N.C., JELD-WEN is a leading global manufacturer of high-performance interior and exterior building products, offering one of the broadest selections of windows, interior and exterior doors, and wall systems. JELD-WEN delivers a differentiated customer experience, providing construction professionals with durable, energy-efficient products and labor-saving services that help them maximize productivity and create beautiful, secure spaces for all to enjoy. The JELD-WEN team is driven by innovation and committed to creating safe, sustainable environments for customers, associates, and local communities. The JELD-WEN family of brands includes JELD-WEN® worldwide; LaCantina™ and VPI™ in North America; Swedoor® and DANA® in Europe; and Corinthian®, Stegbar®, and Breezway® in Australia. Visit JELD-WEN.com for more information.

JELD-WEN, Inc. 2645 Silver Crescent Drive, Charlotte, NC 28273 USA www.jeld-wen.com

Investor Relations Contact:

JELD-WEN Holding, Inc.

Chris Teachout

Director, Investor Relations

704-378-7007

investors@jeldwen.com

Media Contact:

JELD-WEN Holding, Inc.

Colleen Penhall

Vice President, Corporate Communications

980-322-2681

mediana@jeldwen.com

Forward-Looking Statements

Certain statements in this press release are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding our business strategies and ability to execute on our plans, market potential, future financial performance, customer demand, the potential of our categories, brands and innovations, the impact of our footprint rationalization and modernization program, the impact of acquisitions and divestitures on our business and our ability to maximize value and integrate operations, our pipeline of productivity projects, the estimated impact of tax reform on our results, litigation outcomes, and our expectations, beliefs, plans, objectives, prospects, assumptions, or other future events. Forward-looking statements are generally identified by our use of forward-looking terminology such as “anticipate”, “believe”, “continue”, “could”, “estimate”, “expect”, “intend”, “may”, “might”, “plan”, “potential”, “predict”, “seek”, or “should”, or the negative thereof or other variations thereon or comparable terminology. Where, in any forward-looking statement, we express an expectation or belief as to future results or events, such expectation or belief is based on the current plans, expectations, assumptions, estimates, and projections of our management. Although we believe that these statements are based on reasonable expectations, assumptions, estimates and projections, they are only predictions and involve known and unknown risks, many of which are beyond our control that could cause actual outcomes and results to be materially different from those indicated in such statements.

Risks and uncertainties that could cause actual results to differ materially from such statements include risks associated with the impact of the COVID-19 pandemic on the company and our employees, customers, and suppliers, and other factors, including the factors discussed in our Annual Reports on Form 10-K and our other filings with the Securities and Exchange Commission.

The forward-looking statements included in this release are made as of the date hereof, and except as required by law, we undertake no obligation to update, amend or clarify any forward-looking statements to reflect events, new information or circumstances occurring after the date of this release.